UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2016

CommissionFile Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

South Carolina Electric & Gas Company (the “Company”) entered into an underwriting agreement dated June 8, 2016 (the “Underwriting Agreement”) with BB&T Capital Markets, a division of BB&T Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, each individually and acting as representatives for the underwriters named therein, related to the Company's sale of $425 million First Mortgage Bonds, 4.10% Series, due June 15, 2046 and $75 million First Mortgage Bonds, 4.50% Series, due June 1, 2064 (the “Bonds”).

This Current Report on Form 8-K is being filed for the purpose of filing the exhibits hereto for incorporation into the Registration Statement (File No. 333-206629-01) relating to the offering of the Bonds. A copy of the Underwriting Agreement is filed as Exhibit 1.01, an opinion of Ronald T. Lindsay, Esq., relating to the Bonds, is filed as Exhibit 5.01, the consent of Ronald T. Lindsay, Esq., is filed as Exhibit 23.01, and certain information relating to Item 14 - “Other Expenses of Issuance and Distribution”, relating to Registration Statement (File No. 333-206629-01) is filed as Exhibit 99.01.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit

1.01
Underwriting Agreement dated June 8, 2016, between the Company and BB&T Capital Markets, a division of BB&T Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement (Filed herewith).

5.01	Opinion of Ronald T. Lindsay, Esq., relating to the Bonds (Filed herewith).

23.01	Consent of Ronald T. Lindsay, Esq. (Filed as part of opinion filed as Exhibit 5.01).

99.01	Information Relating to Item 14 – Other Expenses of Issuance and Distribution, relating to Registration Statement on Form S-3 (File No. 333-206629-01) (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Carolina Electric & Gas Company
(Registrant)

Date: June 9, 2016	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller

Exhibit

1.01
Underwriting Agreement dated June 8, 2016, between the Company and BB&T Capital Markets, a division of BB&T Securities, LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., TD Securities (USA) LLC, UBS Securities LLC and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement (Filed herewith).

5.01	Opinion of Ronald T. Lindsay, Esq., relating to the Bonds (Filed herewith).

23.01	Consent of Ronald T. Lindsay, Esq. (Filed as part of opinion filed as Exhibit 5.01).

99.01	Information Relating to Item 14 – Other Expenses of Issuance and Distribution, relating to Registration Statement on Form S-3 (File No. 333-206629-01) (Filed herewith).